UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2005
Arlington Tankers Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)c
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
In July 2005, Arlington Tankers Ltd. (the “Company”) ceased to be a foreign private issuer. In connection with this change, effective October 21, 2005, the Company transitioned its independent auditors from a Bermuda-based KPMG affiliate, KPMG Chartered Accountants of Bermuda (“KPMG Bermuda”), to a U.S.-based KPMG affiliate, KPMG LLP (“KPMG US”).
The Company is incorporated in Bermuda. Under Bermuda company law, the Company’s independent auditor may not be removed other than by the Company’s shareholders acting at a general meeting. The Company’s change from KPMG Bermuda to KPMG US was not considered, for Bermuda company law purposes, a change in the Company’s independent auditors. However, the change from KPMG Bermuda to KPMG US should be considered a change in the Company’s independent registered public accounting firm for the purposes of U.S. securities laws. While as a matter of Bermuda company law, KPMG Bermuda neither resigned nor was dismissed, nor did they decline to stand for reelection, for purposes of US securities law, the Company’s shareholders should view this change as equivalent to a dismissal of KPMG Bermuda by the Audit Committee of the Company’s Board of Directors, and a subsequent engagement of KPMG US.
The report of KPMG Bermuda on the consolidated financial statements of the Company for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the term of KPMG Bermuda’s engagement as independent auditor which ceased on October 21, 2005, there were no disagreements between the Company and KPMG Bermuda on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG Bermuda, would have caused KPMG Bermuda to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for the year ended December 31, 2004.
During the term of KPMG Bermuda’s engagement as independent auditor to the Company which ceased on October 21, 2005, there were no “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.
The Company has provided KPMG Bermuda with a copy of the disclosures in this Form 8-K and has requested that KPMG Bermuda furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG Bermuda agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 13, 2006 furnished by KPMG Bermuda in response to that request is filed as Exhibit 16.1 to this Form 8-K.
During the Company’s fiscal year ended December 31, 2004 and the subsequent interim period through October 21, 2005, the Company did not consult with KPMG US regarding matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     16.1 Letter from KPMG Bermuda, dated June 13, 2006, regarding change in certifying accountant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: June 12, 2006	By:	/s/ EDWARD TERINO
Edward Terino
Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG Bermuda, dated June 13, 2006, regarding change in certifying accountant.